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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 14, 2010

K-SEA TRANSPORTATION PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-31920 (Commission File Number)	20-0194477 (IRS Employer identification No.)

One Tower Center Boulevard, 17th Floor East Brunswick, New Jersey (Address of principal executive offices)	08816 (Zip Code)

Registrant’s telephone number, including area code: (732) 565-3818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Compensation Committee (the “Compensation Committee”) of the Board of Directors of K-Sea General Partner GP LLC, a Delaware limited liability company (the “Company”) and general partner of the general partner of K-Sea Transportation Partners L.P., a Delaware limited partnership (the “Partnership”), has been reviewing and evaluating the base salaries, annual cash bonuses and equity awards payable to the executive officers of the Company. In connection with that review, on December 14, 2010, the Compensation Committee took the following action:

1.             The Compensation Committee authorized the payment of annual base salaries for fiscal 2011 to the Partnership’s named executive officers in the amounts set forth below, effective October 1, 2010:

Name	Annual Base Salary Fiscal 2011
Timothy J. Casey	$375,000
Terrence Gill	$210,000
Richard P. Falcinelli	$230,000
Thomas M. Sullivan	$245,000
Gregg Haslinsky	$235,000

2.             The Compensation Committee awarded retention bonuses, payable in cash, to each of the Partnership’s named executive officers as set forth below:

	Retention Bonus
Name	Payable As of December 14, 2010	Payable on June 14, 2011, Subject to Continued Employment
Timothy J. Casey	$50,000	$50,000
Terrence Gill	$27,500	$27,500
Richard P. Falcinelli	$30,000	$30,000
Thomas M. Sullivan	$27,500	$27,500
Gregg Haslinsky	$27,500	$27,500

3.             The Compensation Committee established a fiscal 2011 incentive compensation program for each executive as set forth below:

a.             Mr. Casey.  If the Partnership achieves EBITDA of at least $60 million in fiscal 2011, Mr. Casey’s salary will be increased by $75,000 to $450,000 for fiscal 2012.  For fiscal 2011, Mr. Casey’s bonus opportunity range will be from $75,000 to $375,000.  The exact bonus will be calculated based on the Partnership’s 2011 EBITDA.  If the Partnership achieves EBITDA of $60 million, Mr. Casey will earn $75,000 in bonus.  For each additional $1 million that the Partnership exceeds the EBITDA target, Mr. Casey will earn an additional $20,000 (2% of the overall company outperformance) until $375,000 is reached.  In subsequent years, the bonus opportunity range will be from $0 to $900,000. Exact EBITDA thresholds for earning the bonus opportunity have not been set, but the target range will begin at approximately 92.5% of budget.  The 2% sharing will remain in place up to an earned bonus of $450,000.  When the earned bonus reaches $450,000, the sharing percentage will double to 4% until the cap of $900,000 is earned.  Mr. Casey may elect to make a deferral commitment under the Deferred Compensation Plan (defined below) with respect to any or all of the annual cash bonus in accordance with the terms of Deferred Compensation Plan and Section 409A of the Internal Revenue Code of 1986, as amended.   All EBITDA targets for base salary, equity incentive compensation and annual cash bonus are subject to adjustment for acquisitions, extraordinary items and one-time events.  For all future years, in determining whether an EBITDA target has been achieved, EBITDA will be determined after taking into account all bonuses proposed to be paid to the Company’s executive officers.

b.             Other Executives.  For fiscal 2011, the executive will be able to earn a maximum of as much as 1x annual salary in incentive compensation.  The incentive will be split between cash and equity awards at the discretion of the Compensation Committee.  The target bonus will be determined in the first instance by the application of a formula.  To be eligible for the maximum incentive award, company-wide EBITDA would be at $75 million; to earn the minimum amount EBITDA would be at least $58 million.  The actual amount of the bonus, and the split between cash and equity, will be determined at the discretion of the Compensation Committee, after consultation with the CEO, which will review various criteria established for each executive.  In determining whether an EBITDA target has been achieved, EBITDA will be determined after taking into account all bonuses proposed to be paid to the Company’s executive officers.

4.             The Compensation Committee approved and adopted the Amended and Restated K-Sea Transportation Partners L.P. Long-Term Incentive Plan (the “Incentive Plan”), which is filed as Exhibit 10.1 hereto and incorporated herein by reference. Subject to appropriate approval of the partners of the Partnership, the Compensation Committee approved an increase in the number of Common Units authorized for issuance under the Incentive Plan from 440,000 Common Units to 940,000 Common Units (such amount to be increased by adjustments, if any, made pursuant to the Incentive Plan).

5.             The Compensation Committee approved and adopted the K-Sea Transportation Partners L.P. Deferred Compensation Plan (the “Deferred Compensation Plan”), which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

6.             The Compensation Committee granted to Timothy J. Casey, the President and Chief Executive Officer of the Company, an award under the Incentive Plan consisting of 150,000 phantom units, which award is subject to such terms and conditions (including vesting) as are set forth in the form of award agreement filed as Exhibit 10.3 hereto and incorporated herein by reference. Subject to appropriate approval of the partners of the Partnership with respect to an increase in the number of Common Units authorized for issuance under the Incentive Plan and the registration of such Common Units with the Securities and Exchange Commission, the Compensation Committee granted to Mr. Casey an award of 75,000 phantom units under the Incentive Plan, which award is subject to such terms and conditions (including vesting) as are set forth in the form of award agreement filed as Exhibit 10.3 hereto and incorporated herein by reference.

7.             The Compensation Committee granted to each named executive officer an award under the Incentive Plan consisting of the number of phantom units set forth opposite such executive’s name below, which awards are subject to such terms and conditions (including vesting) as are set forth in the form of award agreement filed as Exhibit 10.4 hereto and incorporated herein by reference.

Name	Number of Phantom Units
Terrence Gill	15,000
Richard P. Falcinelli	15,000
Thomas M. Sullivan	15,000
Gregg Haslinsky	15,000

8.             Subject to appropriate approval of the partners of the Partnership with respect to an increase in the number of Common Units authorized for issuance under the Incentive Plan and the registration of such Common Units with the Securities and Exchange Commission, the Compensation Committee granted to Anthony S. Abbate, Barry J. Alperin and Frank Salerno, each a non-employee director of the Company, an award of 15,000 phantom units under the Incentive Plan, which awards shall be subject to such terms and conditions (including vesting) as are set forth in the form of award agreement filed as Exhibit 10.5 hereto and incorporated herein by reference.

9.             The Compensation Committee increased the annual retainer payable to non-employee directors from $25,000 to $40,000.

Item 9.01.                  Financial Statements and Exhibits.

(d)          Exhibits.

10.1                           Amended and Restated K-Sea Transportation Partners L.P. Long-Term Incentive Plan

10.2                           K-Sea Transportation Partners L.P. Deferred Compensation Plan

10.3                           Form of Employee Phantom Unit Award Agreement — Deferral

10.4                           Form of Employee Phantom Unit Award Agreement — No Deferral

10.5                           Form of Director Phantom Unit Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-SEA TRANSPORTATION PARTNERS L.P.

	By:	K-SEA GENERAL PARTNER L.P.,
its general partner

		By:	K-SEA GENERAL PARTNER GP LLC,
its general partner

Date: December 20, 2010		By:	/s/ Terrence P. Gill
Terrence P. Gill
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
10.1	Amended and Restated K-Sea Transportation Partners L.P. Long-Term Incentive Plan

10.2	K-Sea Transportation Partners L.P. Deferred Compensation Plan

10.3	Form of Employee Phantom Unit Award Agreement — Deferral

10.4	Form of Employee Phantom Unit Award Agreement — No Deferral

10.5	Form of Director Phantom Unit Award Agreement